                                  EXHIBIT 99.1

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                              AS OF MARCH 6, 2001

                                                   YEAR
                                                  BUILT/     WATER                                      CONTRACT  DAYRATE
RIG                         RIG DESIGN            REBUILT    DEPTH      LOCATION           OPERATOR    EXPIRATION  ($000)
---                         ----------            -------    -----      --------           --------    ----------  ------

JACKUP RIGS
-----------
     DOMESTIC (12)
Noble Eddie Paul        MLT Class 84-E.R.C.(T)    1976/1995  390'-IC  South Timbalier 295-A  Apache        12/01    64-66

Noble Leonard Jones     MLT Class 53-E.R.C.(T)    1972/1998  390'-IC  West Delta 103         Apache        12/01    64-66

Noble Bill Jennings     MLT Class 84-E.R.C.(T)    1975/1997  390'-IC  South Timbalier 265    Magnum Hunter  3/01    60-63

Noble Johnnie Hoffman   BakMar BMC 300 IC(T)      1976/1993  300'-IC  West Cameron 170       Nexen          7/01    48-50

Noble Sam Noble         Levingston Class 111-C(T)   1982     300'-IC  West Cameron 206       Forest Oil     3/01    42-44

Noble Gene Rosser       Levingston Class 111-C(T) 1977/1996  300'-IC  Under Tow              Apache

Noble Lewis Dugger      Levingston Class 111-C(T) 1977/1997  300'-IC  West Cameron 248       J. M. Huber    3/01    45-47

Noble John Sandifer     Levingston Class 111-C(T) 1975/1995  300'-IC  West Cameron 60        BHP            3/01    43-45

Noble Tom Jobe          MLT Class 82-SD-C(T)(Z)     1982     250'-IC  Mobile 1005            Spirit 76      4/01    46-48

Noble Earl Frederickson MLT Class 82-SD-C(T)        1979     250'-IC  West Cameron 47        Halliburton/   2/01    47-49
                                                                                              Chevron

Noble Carl Norberg      MLT Class 82-C(T)         1976/1996  250'-IC  South Marsh 8          Chevron        3/01    44-46

Noble Charles Copeland  MLT Class 82-SD-C(T)      1979/1995  250'-IC  Pascagoula             F&G Shipyard

     INTERNATIONAL (22)

Noble Dick Favor        BakMar BMC 150 IC         1982/1993  150'-IC  Brazil                 Petrobras      2/02    38-40

Noble Tommy Craighead   F&G L-780 MOD II-IC(T)    1982/1990  300'-IC  Nigeria                Addax          4/01    49-51

Noble Percy Johns       F&G L-780 MOD II-IC(T)    1981/1995  300'-IC  Nigeria                ExxonMobil     3/01    54-56

Noble Roy Butler        F&G L-780 MOD II-IC(T)      1982     300'-IC  Nigeria                Stacked

Noble Ed Noble          MLT Class 82-SD-C(T)      1984/1990  250'-IC  Nigeria                ExxonMobil     3/02    51-53

Noble Lloyd Noble       MLT Class 82-SD-C(T)      1983/1990  250'-IC  Nigeria                Shell          3/01    44-46

Noble Don Walker        BakMar BMC 150 IC(T)        1982     150'-IC  Nigeria                Shell         11/02    34-36

Noble Jimmy Puckett     F&G L-780 MOD II-IC         1982     300'-IC  India                  ONGC           4/01    17-19

RIG                                                  COMMENTS
---                                                  --------
JACKUP RIGS
-----------
     DOMESTIC (12)
Noble Eddie Paul         Rate effective 3/1/01, rate renews every 90 days, next renewal 5/29/01.

Noble Leonard Jones      Rate effective 2/24/01, rate renews every 90 days, next renewal 5/24/01.

Noble Bill Jennings      1 workover @ $63-65, then to El Paso Energy @ $65-67 for ninety days.

Noble Johnnie Hoffman    Plus option at mutually agreed rates.

Noble Sam Noble          Then 90 day extension @ $46-47.

Noble Gene Rosser        Released from Pemex 2/15, one well with Apache @ $47-49, start +/- 3/7/01.

Noble Lewis Dugger       One well, on rate 2/12/01.

Noble John Sandifer      Next to Apache @ $46-48, rate renews every 90 days.

Noble Tom Jobe           Rate review every 90 days.

Noble Earl Frederickson  Rate review every 90 days.


Noble Carl Norberg       Plus additional 30 day well at mutually agreed rates.

Noble Charles Copeland   Quarters refurbishment, addition of 3rd mud pump, available late March.

     INTERNATIONAL (22)

Noble Dick Favor         On rate 2/04/01.

Noble Tommy Craighead    Extended through mid - April.

Noble Percy Johns        Bid to ExxonMobil for one year.

Noble Roy Butler         Bid to Shell for 60-70 day program.

Noble Ed Noble           Contract commenced 3/1/01.

Noble Lloyd Noble        Next to Texaco at end of current well at $45-47 for +/- 60 days.

Noble Don Walker         Two year contract.

Noble Jimmy Puckett      Anticipate 20 - 30 days downtime at end of contract. Bid to
                         ONGC for 2 year contract.

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                              AS OF MARCH 6, 2001

                                                           YEAR
                                                           BUILT/     WATER                                      CONTRACT   DAYRATE
RIG                         RIG DESIGN                    REBUILT     DEPTH   LOCATION            OPERATOR      EXPIRATION   ($000)
---                         ----------                    -------     -----   --------            --------      ----------   ------
Noble Ed Holt            Levingston Class 111-C(T)        1981/1994   300'-IC   India             ONGC             11/02    33-35

Noble Kenneth Delaney    F&G L-780 MOD II-IC(T)           1983/1998   300'-IC   Qatar             Stacked

Noble George McLeod      F&G L-780 MOD II-IC(T)           1981/1995   300'-IC   Qatar             Stacked

Noble Gus Androes        Levingston Class 111-C(T)        1982/1996   300'-IC   Qatar             Maersk            4/01    24-26

Noble Chuck Syring       MLT Class 82-C(T)                1976/1996   250'-IC   Qatar             Stacked                   40-42

Noble Crosco Panon       Levingston Class 111-S(T)        1976/2001   300'-IS   Sharjah           Lamprell Shipyard


Noble Al White           CFEM T-2005 C(T)                 1982/1997   360'-IC   Netherlands       Elf Petroland     3/02    33-35


Noble Byron Welliver     CFEM T-2005 C(T)                      1982   300'-IC   Denmark           Maersk            8/01    43-45

Noble Kolskaya           Gusto Engineering (T)                 1985   330'-IC   Denmark           Danop-Am. Hess    4/01    50-52

Noble George Sauvageau   NAM (T)                               1981   300'-IC   Netherlands       Wintershall       3/01    46-48


Noble Ronald Hoope       MSC/CJ46 (T)                          1982   225'-IC   Netherlands       Elf Petroland     3/01    71-73

Noble Piet van Ede       MSC/CJ46 (T)                          1982   205'-IC   Netherlands       Transcanada      12/01    54-56

Noble Lynda Bossler      MSC/CJ46 (T)                          1982   205'-IC   Netherlands       Clyde             6/01    57-59

Noble Julie Robertson    Baker Marine Europe Class(T)          1981   180'-IC   Netherlands       Shipyard


DRILLSHIPS (3)

Noble Leo Segerius       Gusto Engineering Pelican(T)          1981 5,000'-DP   Brazil            Petrobras        11/01    61-63

Noble Roger Eason        Neddrill(T)                           1977 6,000'-DP   Brazil            Petrobras         3/03    74-76


Noble Muravlenko         Gusto Engineering Ice Class(T)   1982/1997 4,000'-DP   Brazil            Petrobras         3/02    58-60

SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano        Noble EVA 4000TM                 1981/1998 6,000'      Garden Banks 602  Shell            12/03  134-136

Noble Paul Wolff         Noble EVA 4000TM                 1981/1998 8,900'      Brazil            Petrobras         5/05  138-140

Noble Jim Thompson       Noble EVA 4000TM                 1984/1999 6,000'      Viosca Knoll      Shell             7/02  158-160

RIG                     COMMENTS
---                     --------
Noble Ed Holt

Noble Kenneth Delaney   LOI from NDC in Abu Dhabi. One year @ $53-54. Start
                        at 3/21.

Noble George McLeod     LOI from NDC in Abu Dhabi. One year @ $53-54. Start
                        at 4/1/01.

Noble Gus Androes       3 wells. LOI from Mearsk for one year extension
                        from 5/01 @ $53-55.

Noble Chuck Syring      Contract with Pennzoil. 55 day well. Start at 3/24
                        @ $40-43. LOI from 40-42 Mearsk for one year @ $50-52
                        after Pennzoil well.

Noble Crosco Panon      In shipyard for conversion to cantilever. Next to Elf in 5/01 in the low - $40's for 8 months.

Noble Al White          From Feb., 1 well @ $34-36, 1 well @ $39-41, 1 well @ $51-52,
                        1 well @ $72-74. Each well +/- 70 days each.

Noble Byron Welliver    Then $63-65 from 9/1/2001 to 8/31/2002.

Noble Kolskaya          Next to Maersk for one year in low - $70's from 5/1/01.

Noble George Sauvageau  Next to NAM for 60 days in high - $30's, then Statoil for +/-
                        100 days in mid - $70's.

Noble Ronald Hoope      Rate firm through 3/12/01. Next 1 well @ $60-62, 1 well @ $66-68.

Noble Piet van Ede

Noble Lynda Bossler     6 month extension from July @ $68-70.

Noble Julie Robertson   Next to Shell in accommodations mode in low - $50's. LOI
                        from Talisman for 90 days in high - $50's.

DRILLSHIPS (3)

Noble Leo Segerius

Noble Roger Eason       Anticipated in drydock 3/15/ - 3/22/01 for 5 year survey.
                        Expected downtime 45 - 60 days, 1st 15 days on dayrate.

Noble Muravlenko        Off drydock and on dayrate 2/17/01.

SEMISUBMERSIBLE RIGS (9)

Noble Paul Romano

Noble Paul Wolff

Noble Jim Thompson      Farmout to BP

                           NOBLE DRILLING CORPORATION
                                AND SUBSIDIARIES
                              MONTHLY FLEET STATUS
                              AS OF MARCH 6, 2001

                                                        YEAR
                                                        BUILT/     WATER                                    CONTRACT    DAYRATE
RIG                         RIG DESIGN                 REBUILT     DEPTH   LOCATION            OPERATOR     EXPIRATION  ($000)
---                         ----------                 -------     -----   --------            --------     ----------  ------
Noble Amos Runner       Noble EVA 4000TM                1982/1999  6,600'  Green Canyon 338    Murphy Oil      8/04    145-147

Noble Max Smith         Noble EVA 4000TM                1980/1999  6,000'  East Breaks 558     Anadarko        1/05    154-156

Noble Ton van Langeveld Offshore SCP III Mark 2(T)      1979/1986  1,500'  U.K.                Stacked


Noble Homer Ferrington  F&G 9500 Enhanced Pacesetter    1985/1999  6,000'  East Breaks 421     Samedan Oil     1/05    80-82


Noble Clyde Boudreaux   F&G 9500 Enhanced Pacesetter    1987/1999  6,000'  MS - F&G shipyard   Shipyard

Noble Dave Beard        F&G 9500 Enhanced Pacesetter      1986     6,000'  Dalian, China       Shipyard

SUBMERSIBLE RIGS (3)

Noble Fri Rodli         Transworld                      1979/1998  70'-C   Bay Marchand 1      Energy Partners 5/01    33-35

Noble Joe Alford        Pace 85                           1982     85'-C   Eugene Island 7     Ocean Energy    4/01    33-35

Noble Lester Pettus     Pace 85                           1982     85'-C   South Timbalier 72  Forest Oil      6/01    34-36

RIG                           COMMENTS
---                           --------
Noble Amos Runner

Noble Max Smith               Anadarko for one well.

Noble Ton van Langeveld       Contract with Marathon 2 x 36 day wells commencing 5/01,
                              1st well $55-57, 2nd well $61-63.

Noble Homer Ferrington        One more well with Samedan, next to Mariner in less than
                              4,000' water.

Noble Clyde Boudreaux         Engineering complete

Noble Dave Beard              Completing engineering.

SUBMERSIBLE RIGS (3)

Noble Fri Rodli               Plus option to extend.

Noble Joe Alford              Plus option to extend.

Noble Lester Pettus           Six month extension.